                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 1996
                                                 -------------------------------


                    WEST COAST ENTERTAINMENT CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        0-28072                         04-3278751
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(Commission File Number)          (IRS Employer Identification No.)


9990 Global Road, Philadelphia, Pennsylvania        19115
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(Address of principal executive offices)         (Zip Code)


                               (215) 677-1000
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             Registrant's Telephone Number, Including Area Code


                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 RECENT ACQUISITIONS

                 On November 15, 1996, West Coast Entertainment Corporation (the "Company") acquired from 10 unrelated selling groups a total of 45 video specialty stores. Such acquisitions, together with the previous acquisition by the Company of one video specialty store on October 18, 1996 (collectively, the "Recent Acquisitions") from an unrelated selling group (the "Recent Sellers") were of an aggregate size sufficient to require the filing of this Current Report on Form 8-K. The terms of the Recent Acquisitions were negotiated with the Recent Sellers at arm's length.

                 The Company intends to extend the West Coast Video(R) name and logo and its registered trademark The Movie Buff's Movie Store(R) to the acquired stores as soon as practicable. The Company has integrated the acquired stores into the Company's management information, telecommunications, management, marketing, finance and accounting, entertainment purchasing, distribution, retail operations and merchandising systems. The Company expects the aggregate costs of converting the acquired stores to West Coast signage and format to be approximately $0.6 million over an 18-month period following consummation of the Recent Acquisitions.

Set forth below is a brief description of each of the Recent Acquisitions:





                                                       Number of
                                                       Owned and
           Names of Seller                          Operated Stores                 Locations
           ---------------                          ---------------                 ---------
 One West Coast Video(R)
 Franchisee (the "Columbus
 Franchisee")*...............................                1                      Columbus, Ohio

 First Choice Video, Inc. ("First                                                   Springfield and Urbana, Ohio
 Choice Video")..............................                4

 Ohio Entertainment Corp. ("Ohio                                                    Dayton, Miamisburg, and Huber
 Entertainment") ............................                5                      Heights, Ohio

 Wellesley Entertainment, Inc.                                                      Wellesley, Medford, Peabody,
 ("Wellesley Entertainment").................                6                      Billerica, and Everett,
                                                                                    Massachusetts

 Franexco, Inc. and Great American                                                  Tappan, New York and Teaneck,
 Video Realty, Inc. ("Great                                                         Tenafly, Washington Township,
 American") .................................               10                      Closter, Hackensack, Midland
                                                                                    Park, Landing, Morris Plains, and
                                                                                    Fairlawn, New Jersey





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
 L.A. Video, Inc.                                                                   West Carrollton and Sidney, Ohio
 ("LA Video")...........................                     2

 Pottstown Video, Inc., Coventry                                                    Pottstown, Coventry, Pennsberg,
 Video, Inc., Pennsburg W.C.                                                        Shamokin, Berwick, Danville,
 Video, Inc., Shamokin W.C. Video,                                                  Bloomsburg, Boyerstown, Audubon
 Inc., Berwick W.C. Video, Inc.,                                                    and Spring Ford, Pennsylvania
 Danville W.C. Video, Inc.,
 Bloomsburg W.C. Video, Inc.,
 Family Country Video, Inc.,
 Audubon West Coast Video, Inc.,
 and Spring Ford W.C. Video, Inc.
 ("Curran")*............................                   10

 Broad & Park Video, Inc.                                                           Trenton, New Jersey
 ("DeCaro")*............................                    1

 Wright Turn Entertainment, Inc.,                                                   Miami Beach and Hollywood,
 Wright Turn Entertainment II,                                                      Florida
 Inc., and Wright Turn Video, Inc.
 ("Weiss")*.............................                    3

 Dogwood Hill Enterprises, Inc.                                                     Richboro, Pennsylvania
 ("Knight")*............................                    1

 Alex Jordan Corporation, Cochise                                                   Philadelphia and Sharon Hill,
 Corporation and Kyle David Corp.                                                   Pennsylvania
 ("Weisberg")* .........................                    3
                                                            -

 Total..................................                   46
                                                           ==



--------------------
*  West Coast Video franchisee

            The 46 stores typically range in size from 1,800 to 7,800 square feet and employ approximately 89 persons full-time and approximately 289 persons part-time. The leases for the stores generally do not vary in important respects from the typical lease for the Company's existing stores.

            After making the Recent Acquisitions, the Company has approximately 262 owned and operated stores and approximately 263 franchised stores located in 24 states and three foreign countries.

            Consideration Paid. In connection with the Recent Acquisitions, the Company paid aggregate consideration (excluding costs related to the Recent Acquisitions) of $24,784,532, consisting of $14,023,405 paid in cash and $10,761,127 paid in shares of Common Stock valued in accordance with the average closing or bid and asked prices of Common Stock on Nasdaq over a 15 trading-day period ending one to three trading days before the closing date. The cash portion of the purchase price was financed with borrowings under the Company's Credit Facility.





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The following table sets forth the consideration paid for the stores acquired in connection with the Recent Acquisitions, after giving effect to adjustments at closing for certain prepaid expenses and assumed liabilities:


                                       Cash                             Common Stock
                                -----------------                  -----------------------
    Seller                           Amount                %(1)            Amount              %(1)              Total
    ------                           ------                ----            ------              ----              -----
Columbus Franchisee              $      40,200            100.0%                                             $       40,200
First Choice Video                   1,007,667             46.2%      $    1,170,906(2)(3)      53.8%             2,178,573
Ohio Entertainment                   2,617,985             53.8%           2,245,000(2)(4)      46.2%        $    4,862,985
Wellesley Enter-
  tainment                           1,102,500             50.0            1,102,500(5)         50.0              2,205,000
Great American(8)                    3,373,609             60.5            2,200,000(6)         39.5              5,573,609
LA Video                               133,257             23.2              440,000(2)(3)      76.8                573,257
Curran                               2,701,977             62.4            1,628,293(5)         37.6              4,330,270(7)
De Caro                                259,355             60.4              170,000(5)         39.6                429,355(7)
Weiss(9)(10)                         1,693,372             61.1            1,080,000(5)         38.9              2,773,372(7)
Knight(11)                             432,272             59.9              288,928(5)         40.1                721,200(7)
Weisberg                               661,211             60.3              435,500(5)         39.7              1,096,711(7)
                                       -------                               -------                              ---------
                                 $  14,023,405                        $   10,761,127                         $   24,784,532
                                    ==========                            ==========                             ==========


  (1) Percentage of total consideration for each Recent Acquisition represented by the cash component and by the stock component, respectively.

  (2) The value of each share of stock for this purpose is $11.10, the average of the bid and asked prices of a share of the Company's Common Stock on Nasdaq over a 15-day trading period ending one trading day before the closing date.

  (3) 40% of these shares will be delivered on the first anniversary of the closing date and the remaining 60% will be delivered 18 months after the closing date.

  (4) The shares to be issued to this seller can be resold only in accordance with the following schedule: one-third commencing six months after the closing date, an additional one-third commencing 12 months after the closing date, and an additional one-third commencing 18 months after the closing date.

  (5) The value of each share of stock for this purpose is $11.07, the average of the closing prices of a share of the Company's Common Stock on Nasdaq over a 15-day trading period ending three trading days before the closing date. The shares to be issued to these sellers can be resold only in accordance with the following schedule: 40% commencing 12 months after the closing date, and the balance commencing 18 months after the closing date.

  (6) The value of each share of stock for this purpose, is $11.07, the average of the closing prices of a share of the Company's Common Stock on Nasdaq over a 15-day trading period ending three trading days before the closing date. The shares to be issued to this seller may only be resold commencing 12 months after the closing date.

  (7) Excludes a total of approximately $997,411 (11.1% of the base purchase price payable to the sellers in these acquisitions), of which amount $797,929 is payable to the former owner of the WCEI Companies and $99,741 is payable to each of Jules E. Gardner and Kenneth R. Graffeo, two former executive officers of the WCEI Companies (who are now executive officers of the Company), pursuant to the terms of the acquisition by West Coast Franchising of the franchise-related operating assets of those companies in July 1995.

  (8) $367,655 of cash will be paid on December 2, 1996. The balance of the cash and the shares will be delivered on January 3, 1997.

  (9) $1,013,372 of cash was paid on the closing date. The balance of the cash will be delivered on or before January 3, 1997. The shares will be delivered on January 5, 1998.

  (10) An executive officer of the Company, Donald Weiss, is a director of, and an investor in, this seller.

  (11)           The shares will be delivered on January 6, 1997.



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                 Financial statements for the First Choice Video, Ohio
Entertainment, Great American, LA Video and Curran chains are described in Item 7 below.

                 FUTURE CLOSINGS. On October 1, the Company acquired one video specialty store from Reel Entertainment, Inc. pursuant to an Asset Purchase Agreement dated October 1, 1996. Under the terms of this Asset Purchase Agreement, the Company will acquire three additional existing Reel Entertainment stores, subject to the satisfaction of various closing conditions. These stores are located in Lafayette, Lake Charles and Hammond, Louisiana. An additional $300,000 of cash and $125,000 of stock will be delivered at each closing of each of the three stores. These closings are currently expected to occur on or about December 2, 1996 and March 3 and May 1, 1997. At its election, the Company may substitute cash for stock at any or all of the closings for the three stores.

ITEM 7.                   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                          AND EXHIBITS

                 (a)      Financial Statements of Business Acquired.

                 It is impracticable to provide the required financial statements of the First Choice Video, Ohio Entertainment, Great American, LA Video and Curran chains acquired in the Recent Acquisitions at the time of the filing of this Report. Accordingly, such financial statements will be filed as soon as practicable, but not later than January 28, 1997.

                 (b)      Pro Forma Financial Information.

                 It is impracticable to provide the required pro forma financial information at the time of the filing of this Report. Accordingly, such pro forma financial information will be filed as soon as practicable, but not later than January 28, 1996.

                 (c)      Exhibits

Exh. No.         Description
--------         -----------

10.78 Form of Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, and the Sellers identified on each Schedule I filed herewith (each such Schedule I sets forth the pertinent information with respect to each Seller and the terms of each transaction).

10.79 Asset Purchase Agreement, dated November 15, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, Ohio Entertainment Corporation, an Ohio corporation, and Ronald L. Davis.

10.80 Asset Purchase Agreement, dated November 1, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, L.A. Video, Inc., an Ohio corporation, and Andrew





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                 Mitchell and Larry Williams (the "L.A.Video Agreement").

10.81 Instrument of Evidence of Indebtedness, dated November 15, 1996, relating to the L.A. Video Agreement.

10.82 Schedule I to Asset Purchase Agreement, dated November 15, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, Kyle David Corp., Alexander Jordan Corp., and Cochise Corp., and Michael Weisberg.

10.83 Asset Purchase Agreement, dated November 1, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, First Choice Video, Inc., an Ohio corporation, Andrew Mitchell (the "First Choice Agreement").

10.84 Instrument of Evidence of Indebtedness, dated November 15, 1996, relating to the First Choice Agreement.

10.85 Asset Purchase Agreement, dated October 18, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, Wellesley Entertainment, Inc., a Massachusetts corporation, and Adrian Wilkins and William Roberts.

10.86 Asset Purchase Agreement, dated November 15, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation and Great American Video Realty, Inc. and Franexco, Inc., New Jersey corporations, and Howard Frank and James E. Frank.

10.87 Schedule I to Asset Purchase Agreement, dated November 15, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, Broad & Park Video, Inc., a New Jersey corporation, and Ernest M. DeCaro III.

10.88 Schedule I to Asset Purchase Agreement, dated November 15, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, Wright Turn Video, Inc., a Florida corporation, and Benjamin Flamm and Donald Weiss (the "Flamm Weiss Agreement").

10.89 Instrument of Evidence of Indebtedness, dated November 15, 1996, relating to the Flamm Weiss Agreement.

10.90 Schedule I to Asset Purchase Agreement, dated November 15, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, Wright Turn Entertainment, Inc. and Wright Turn Entertainment II, Inc., Florida corporations, and Benjamin Flamm, Angelo Ibanez and Donald Weiss (the "Flamm Weiss Ibanez Agreement").

10.91 Instrument of Evidence of Indebtedness, dated November 15, 1996, relating to the Flamm Weiss Ibanez Agreement.





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10.92            Schedule I to Asset Purchase Agreement, dated November 15,
                 1996 by and among West Coast Entertainment Corporation, a Delaware corporation, Pottstown Video, Inc., Coventry Video, Inc., C&V Group, Inc., Shamokin W.C. Video, Inc., Berwick W.C. Video, Inc., Danville W.C. Video, Inc., Bloomsburg W.C. Video, Inc., Family Country Video, Inc. and Spring Ford W.C. Video, Inc., Pennsylvania corporations, and Laurie Curran, Edward Skypala and Vaughn Zimmerman.

10.93 Schedule I to Asset Purchase Agreement, dated November 15, 1996, by and among West Coast Entertainment Corporation, a Delaware corporation, Dogwood Hill Enterprises, Inc., a Pennsylvania corporation, and Edwin Knight.





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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 27, 1996                   WEST COAST ENTERTAINMENT
                                             CORPORATION
                                           (Registrant)


                                           /s/Donald R. Thomas
                                           -----------------------------
                                           By:  Donald R. Thomas
                                                Chief Operating Officer





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